UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 19, 2015

DILIGENT CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1385 Broadway, 19th Floor

New York, NY 10018

(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 20, 2015, New Zealand Time, Diligent Corporation (the “Company”) issued a report for the half year period ending June 30, 2015, in accordance with the rules of the New Zealand Stock Exchange. A copy of the report is furnished herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Half Year Report dated August 20, 2015, New Zealand Time

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2015	DILIGENT CORPORATION

	By:	/s/ Alexander Sanchez
Alexander Sanchez
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Half Year Report dated August 20, 2015, New Zealand Time